  Exhibit 10.4

DATED FEBRUARY 14, 2019

BANK ACCOUNT PLEDGE AGREEMENT

between

AZURRX BIOPHARMA SAS
as Pledgor

and

ADEC PRIVATE EQUITY INVESTMENTS, LLC
as Beneficiary

TABLE OF CONTENTS

CLAUSE		PAGE
1	Definitions and Interpretation	2
2	The Pledge	3
3	Representations and Warranties	4
4	Undertakings	4
5	Enforcement	4
6	Duration	5
7	Expenses	5
8	Retention of Security	5
9	Notices	5
10	Assignments	5
11	Miscellaneous	5
12	Governing Law – Jurisdiction	6
Schedule 1	Pledged Accounts	8
Schedule 2	Form of Notice of Pledge to the Account Holder	9
Schedule 3	Form of Blocking Notice	12
Schedule 4	Form of Unblocking Notice	15

THIS BANK ACCOUNT PLEDGE AGREEMENT (HEREINAFTER, TOGETHER WITH ITS SCHEDULES AND AS AMENDED FROM TIME TO TIME, THE "PLEDGE AGREEMENT") IS MADE ON FEBRUARY 14, 2019,

BETWEEN:

1.
AZURRX BIOPHARMA SAS, a French société par actions simplifiée, having its registered office located at _________________________, France and registered under number ___________ RCS ____________,

(the "Pledgor"),

AND

2.
ADEC PRIVATE EQUITY INVESTMENTS LLC, a company with its registered office at _____________, registered under number ____________,

(together with its successors, assignees and transferees, the "Beneficiary")

WHEREAS:

(A)
Pursuant to a Note Purchase Agreement dated 14 February 2019 entered into between AzurRx BioPharma, Inc., a Delaware Corporation (the "Company"), and the Beneficiary as purchaser (the "Note Purchase Agreement"), the Company sold and issued to the Beneficiary the Note (as defined in the Note Purchase Agreement).

(C)
In order to further ensure repayment of the Liabilities (as defined below), the Pledgor has agreed among other things to grant a pledge over the Pledged Accounts (as defined below) on the terms set out below.

IT IS AGREED AS FOLLOWS:

1
DEFINITIONS AND INTERPRETATION

1.1
In this Pledge Agreement (including the recitals):

"Account Holder" means ______________.

"Note Agreement" means the documentation relating to the Notes (as defined in the Note Purchase Agreement) and set out in Exhibit A and Exhibit B of the Note Purchase Agreement.

"Enforcement Event" means an Event of Default under the Notes.

"Event of Default" has the meaning given to this term in the Note Agreement.

"Liabilities" means, all payment, repayment and redemption obligations at any time due, owing or incurred by the Pledgor as guarantor to the Beneficiary under or in respect of the Transaction Documents, plus, in each case, all sums due as interests, compounded interest, late payment interest, commissions, costs, indemnities, penalties, or incidental expenses, in each case calculated pursuant to the Transaction Documents.

"Party" means a party to the present Pledge Agreement.

"Pledge" means the first ranking security created or expressed to be created in favour of the Beneficiary over the Pledged Balance as described in this Pledge Agreement.

"Pledged Accounts" means the accounts list in Schedule 1.

"Pledged Balance" means in accordance with article 2360 of the French Code civil, the amounts, either provisory or final and subject to any current operations, standing to the credit of the Pledged Accounts (including any interest and other accessories) as at the day of enforcement of the Pledge.

"Pledge Period" means the period beginning on the date hereof and ending on the date on which all of the Liabilities have been irrevocably and unconditionally discharged in full.

"Schedule" means a schedule to this Pledge Agreement.

"Transaction Documents" has the meaning given to this term in the Note Purchase Agreement.

1.2
In this Pledge Agreement, unless a contrary indication appears, terms not defined in clause 1.1 of this Agreement have the same meaning when used herein that the one ascribed to them in the recitals or in the relevant Transaction Documents.

2
THE PLEDGE

2.1
In order to further ensure the full and punctual performance and discharge of the Liabilities owed by it, the Pledgor hereby pledges the Pledged Balance to the benefit of the Beneficiary, who accepts it, in accordance with article 2355 et seq. of the French Code civil and articles L.521-1 et seq. of the French Code de commerce.

2.2
The Parties hereby agree that as from the date of this Pledge Agreement, the Pledge shall be notified (by a notice substantially in the form set out in Schedule 2 (Form of Notice of Pledge to the Account Holder)) by the Beneficiary, to the Account Holder, in accordance with articles 2362 and 2363 of the French Code civil.

2.3
The Pledgor shall be free to use the amounts standing to the credit of the Pledged Account as it sees fit until the Pledged Account has been blocked in accordance with Paragraph 2.4 below and subject to the Pledged Accounts never showing a debit balance.

2.4
At any time after the occurrence of an Event of Default and the notification by the Beneficiary to the Account Holder and the Pledgor of the occurrence of the same by way of a notice substantially in the form set out in Schedule 3 (Form of Blocking Notice) to this Pledge Agreement (a "Blocking Notice"), the Bank Accounts shall be blocked until a notice (substantially in the form set out in Schedule 4 (Form of Unblocking Notice) to this Agreement) is sent to the Pledgor and the Account Holder confirming that the said Event of Default has been remedied or has been waived in accordance with the Transaction Documents or ceased to exist for any other reason (an "Unblocking Notice") provided that the blocking of the Pledged Accounts shall not prohibit (i) debit transfers from the Pledged Accounts necessary to carry out the payment of the Liabilities, and (ii) any credit transfer to the Pledged Accounts. Upon receipt of an Unblocking Notice, the provisions of Paragraph 2.4 shall apply.

2.5
The Pledgor will do its best efforts to procure that on the date hereof the Account Holder delivers to the Beneficiary the notice referred to in Paragraph 2.2 above duly countersigned by it for acknowledgement of receipt.

3
REPRESENTATIONS AND WARRANTIES

3.1
Without prejudice to the representations and warranties set out in the other Transaction Documents, the Pledgor represents and warrants on the date hereof to the Beneficiary that:

(a)
it has the power and authority to grant the Pledge;

(b)
all of the authorisations and consents necessary to execute this Pledge Agreement, to perform its obligations hereunder and to give these warranties and representations, have been obtained and remain in force;

(c)
it has full, valid and legal title to the Pledged Accounts and the Pledged Balance which are not the subject of any security, attachment, escrow or encumbrance of any nature whatsoever, other than the Pledge;

(d)
the Pledge creates a first ranking pledge over the Pledged Balance, save for any statutory liens and privileges (privilèges légaux);

(e)
it has no bank accounts other than the Pledged Accounts (except for any New Bank Account pledged from time to time to the benefit of the Beneficiary).

3.2
The representations and warranties made pursuant to Paragraph 3.1 above shall be deemed repeated, until the end of the Pledge Period, on the dates on which the representations and warranties are to be repeated under the Transaction Documents.

4
UNDERTAKINGS

The Pledgor undertakes in favour of the Beneficiary and for the duration of the Pledge Period:

(a)
to promptly inform the Beneficiary of the opening of any new bank account (the "New Bank Account") other than the Pledged Accounts;

(b)
to pledge the balance of any New Bank Account to the benefit of the Beneficiary promptly upon opening the same and, for that purpose, to execute a pledge agreement relating to the balance of this New Bank(s) Account(s) reflecting this Pledge Agreement mutatis mutandis;

(c)
not to close the Pledged Accounts without the prior written consent of the Beneficiary, if further to such closure, the Pledgor does not hold bank accounts which are subject to any pledge created pursuant to the provisions of Paragraph (b) above;

(d)
not to grant or allow to subsist any pledge, security or any rights whatsoever over the Pledged Accounts and/or the Pledged Balance other than in favour of the Beneficiary or with its written consent;

(e)
at its own expense, to promptly execute and deliver all further instruments and documents, and take all further action, that the Beneficiary may reasonably request, in order to perfect and protect any interest to be granted or purported to be granted hereunder or to enable the Beneficiary to exercise and enforce its rights under this Pledge Agreement with respect to the Pledged Accounts and the Pledged Balance; and

(f)
not to do anything that could affect adversely the rights of the Beneficiary under the Pledge (in particular the validity and enforceability of the Pledge).

5
ENFORCEMENT

5.1
General

Upon the occurrence of an Enforcement Event, the Beneficiary may immediately and in its absolute discretion, exercise any right under:

(a)
applicable law; or

(b)
Clause 5.2 (Procedure for enforcement of Pledged Balance) of this Agreement.

to enforce all or any part of the Pledge in any manner they see fit.

5.2
Procedure for enforcement – Pledged Balance

(a)
Subject to Clause 5.1 (General), the Beneficiary may in respect of the Pledged Balance, request the transfer of ownership of the Pledged Balance, in accordance with the article 2365 of the French Code civil.

(b)
In accordance with the provision of article 2366 of the French Code civil, the excess of the sum of the Pledged Balance as at the date of enforcement of the Pledge over the then outstanding amount of the Liabilities shall be returned to the Pledgor.

6
DURATION

6.1
This Pledge Agreement and the Pledge shall remain in full force and effect throughout the Pledge Period.

6.2
At the end of the Pledge Period, the Beneficiary shall, at the request, and costs of the Pledgor, execute and deliver all instruments to allow the release and the termination of the Pledge.

7
EXPENSES

7.1
The Beneficiary may, at its absolute discretion, register this Pledge Agreement with the relevant tax administration. In that respect, all powers are granted to the holder of an original copy of such Pledge Agreement.

7.2
All payments which may be made by the Pledgor under this Pledge Agreement (including damages for its breach) shall be made in the currency of account and to such account, with such financial institution and in such other manner as the Beneficiary may reasonably direct.

8
RETENTION OF SECURITY

If the Beneficiary reasonably considers that any amount paid or credited to it under any Transaction Documents is capable of being avoided or otherwise set aside in the context of insolvency proceedings or any similar event relating to the Pledgor or any other person and for any other reason, the Beneficiary shall be entitled not to release the Pledge and shall incur no liability in this respect.

9
NOTICES

Each communication to be made under or in connection with this Pledge Agreement shall be made in accordance with the applicable provisions of the relevant Transaction Documents, as though the same was set out herein mutatis mutandis.

10
ASSIGNMENTS

10.1
All rights and prerogatives of the Beneficiary under this Pledge Agreement and the Pledge shall benefit to their respective successors and assigns in accordance with the provisions of the Transaction Documents.

10.2
In the event that an assignment by the Beneficiary of its rights and/or liabilities and/or its status as a party under the Transaction Documents occurred or was deemed to occur by way of novation, the Beneficiary expressly reserves and maintains its rights and prerogatives under this Pledge Agreement and the Pledge for the benefit of its assigns, in accordance with the provisions of article 1334 of the French Code civil and with the consent of Pledgor.

11
MISCELLANEOUS

11.1
This Agreement and the Pledge created hereunder are in addition and without prejudice to any other guarantees or security interests existing or to be created or granted either by the Pledgor or any other person pursuant to the terms of the Transaction Documents.

11.2
Where there is any ambiguity or conflict between the rights conferred by law and those conferred by or pursuant to any Transaction Documents, the terms of that Transaction Documents shall prevail to the extent legally possible.

11.3
No failure to exercise, nor any delay in exercising, on the part of the Beneficiary, any right or remedy under any Transaction Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in the Transaction Documents are cumulative and not exclusive of any rights or remedies provided by law.

11.4
Where any provision of this Pledge Agreement shall be or become illegal, invalid or unenforceable it is agreed that the other provisions of this agreement shall remain legal valid and enforceable against the Parties independently of the illegal, invalid or unenforceable provision.

11.5
Subject to Clause 6 (Duration), the Pledge is a continuing security and will extend to the ultimate balance of the Liabilities, regardless of any intermediate payment or discharge in whole or in part.

11.6
If any payment by the Pledgor or any discharge given by the Beneficiary (whether in respect of the obligations of any obligor under the Transaction Documents or any pledged interests for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

(a)
the liability of the Pledgor and the Pledge shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

(b)
the Beneficiary shall be entitled to recover the value or amount of that pledged interest or payment from the Pledgor, as if the payment, discharge, avoidance or reduction had not occurred,

to the fullest extent permitted by law.

12
GOVERNING LAW – JURISDICTION

12.1
This Pledge Agreement, the Pledge and any non-contractual obligations arising out of or in connection with them shall be governed by, and construed in accordance with, French law.

12.2
The Parties irrevocably submit to the jurisdiction of the Commercial Court of Paris (Tribunal de commerce de Paris) for the purpose of hearing and determining at first instance any dispute arising out of this Pledge Agreement (including a dispute relating to the existence, validity or termination of this Pledge Agreement or any non-contractual obligation arising out of or in connection with this Pledge Agreement) and for the purpose of enforcement of the Pledge.

Executed in Paris, on February 14, 2019, in two (2) original copies.

SIGNATURE PAGE

The Pledgor AZURRX BIOPHARMA SAS _____________________________Name: Title:

The Beneficiary ADEC PRIVATE EQUITY INVESTMENTS LLC
___________________________Name: E. Burke Ross, Jr.Title: Chairman

SCHEDULE 1  PLEDGED ACCOUNTS

Name of The Account Holder	Address	Account number (IBAN)

SCHEDULE 2  FORM OF NOTICE OF PLEDGE TO THE ACCOUNT HOLDER

A :
[***]
  [***]
  (le "Teneur de Compte")

Cc :
AZURRX BIOPHARMA SAS
   [***]
   [***]
   France
   (le "Constituant")

De :
_______________________________
    [***]

[***]
   (le "Bénéficiaire")

Le [date]

Messieurs,

Nous faisons référence à la convention de nantissement de solde de compte bancaire intitulée en langue anglaise « Bank Account Pledge Agreement » en date du __ ________ 2019 (ci-après, la "Convention de Nantissement") conclue entre le Constituant et le Bénéficiaire aux termes duquel le Constituant a nanti en faveur du Bénéficiaire le solde créditeur du compte numéro [●] ouvert dans les livres de votre établissement (les "Comptes Nantis").

Les termes et expressions commençant par une majuscule et non expressément définis dans la présente lettre auront la signification qui est donnée à leur équivalent en anglais dans la Convention de Nantissement.

Conformément à l'Article 2.2 de la Convention de Nantissement et à l'article 2362 du Code civil, nous vous notifions par la présente le Nantissement (Pledge) portant sur le Compte Nanti.

Le Constituant pourra librement disposer des sommes figurant au crédit des Comptes Nantis dans le respect des termes de la Convention de Nantissement jusqu'à réception par vous d'une Notification de Blocage (Blocking Notice) dans les conditions prévues par l'Article 2.4 de la Convention de Nantissement.

Les Comptes Nantis pourront être débloqués et le Constituant pourra à nouveau librement utiliser les sommes figurant au crédit du Compte Nanti dans le respect des termes de la Convention de Nantissement à compter de la réception par vous d'une Notification de Déblocage (Unblocking Notice) dans les conditions prévues par l'Article 2.4 de la Convention de Nantissement.

Nous vous prions de bien vouloir confirmer la réception de la présente notification en nous retournant le second original dûment signé par vos soins.

Nous vous prions d’agréer, Messieurs, l’expression de nos meilleurs sentiments,

Le Bénéficiaire [INSERT NAME OF BENEFICIARY] _____________________________ Nom : Titre :
Pour accusé de réception Le Teneur de Compte [●] _____________________________ Nom : Titre :

ANNEXE - CONVENTION DE NANTISSEMENT

 SCHEDULE 3  FORM OF BLOCKING NOTICE

A :
[***]
  [***]
  (le "Teneur de Compte")

Cc :
AZURRX BIOPHARMA SAS
   [***]
   [***]
   France
   (le "Constituant")

De :
____________________________
    [***]

[***]
    (le "Bénéficiaire")

Le [date]

Messieurs,

Nous faisons référence à la convention de nantissement de solde de compte bancaire intitulée en langue anglaise « Bank Account Pledge Agreement » en date du __ _____ 2019 (ci-après, la "Convention de Nantissement") conclue entre le Constituant et le Bénéficiaire, aux termes de laquelle le Constituant a nanti en faveur du Bénéficiaire le solde créditeur des comptes numéros [●], [●], ouverts dans les livres de votre établissement (les "Comptes Nantis").

Les termes et expressions commençant par une majuscule et non expressément définis dans la présente lettre auront la signification qui est donnée à leur équivalent en anglais dans la Convention de Nantissement.

Conformément à l'Article 2.4 de la Convention de Nantissement, nous vous informons de la survenance d'un Cas de Défaut (Event of Default) au titre des Documents d’Opération (Transaction Documents) et en conséquence, nous vous demandons de bloquer les Comptes Nantis, de sorte qu'aucune opération de débit n'y soit plus inscrite, dès la réception des présentes et jusqu'à réception d'une Notification de Déblocage (Unblocking Notice) dans les conditions prévues par l'Article 2.4 de la Convention de Nantissement.

Il est entendu que le blocage des Comptes Nantis n'interdit pas (i) l'inscription à ce compte des opérations initiées avant la date de réception par vous de cette instruction écrite de blocage, (ii) l'inscription au débit de ce compte des montants nécessaires au paiement des Obligations Garanties (Secured Liabilities) sur notification de notre part et (iii) toute remise au crédit de ces Comptes Nantis.

Nous vous prions d’agréer, Messieurs, l’expression de nos meilleurs sentiments,

Le Bénéficiaire _____________________________ _____________________________ Nom : Titre :

ANNEXE - CONVENTION DE NANTISSEMENT

SCHEDULE 4  FORM OF UNBLOCKING NOTICE

A :
[***]
  [***]
  (le "Teneur de Compte")

Cc :
AZURRX BIOPHARMA SAS
   [***]
   [***]
   France
   (le "Constituant")

De :
___________________________________
    [***]

[***]
    (le "Bénéficiaire")

Le [date]

Messieurs,

Nous faisons référence à la convention de nantissement de solde de compte bancaire intitulée en langue anglaise « Bank Account Pledge Agreement » en date du __ ______ 2019 (ci-après, la "Convention de Nantissement") conclue entre le Constituant et le Bénéficiaire, aux termes de laquelle le Constituant a nanti en faveur du Bénéficiaire le solde créditeur des comptes numéros [●], ouverts dans les livres de votre établissement (les "Comptes Nantis").

Les termes et expressions commençant par une majuscule et non expressément définis dans la présente lettre auront la signification qui est donnée à leur équivalent en anglais dans la Convention de Nantissement.

Conformément à l'Article 2.4 de la Convention de Nantissement, nous vous informons [qu'il a été remédié au] / [que nous avons renoncé à nous prévaloir du] / [de la disparition du] Cas de Défaut (Event of Default) au titre duquel nous vous avons transmis le [●] une Notification de Blocage (Blocking Notice).

En conséquence nous vous autorisons à débloquer les Comptes Nantis et à permettre au Constituant d'utiliser librement les sommes figurant au crédit des Comptes Nantis dans le respect des termes de la Convention de Nantissement et jusqu'à réception par vous d'une nouvelle Notification de Blocage (Blocking Notice) dans les conditions prévues par l'Article 2.4 de la Convention de Nantissement.

Nous vous prions d’agréer, Messieurs, l’expression de nos meilleurs sentiments,

Le Bénéficiaire _________________________ _____________________________ Nom : Titre :

ANNEXE - CONVENTION DE NANTISSEMENT